News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

IGT Reports Second Quarter Fiscal Year 2014 Results

Second Quarter Results (compared to last year's second quarter)
•	Total revenues decreased 15% to $513 million
•	GAAP earnings per share from continuing operations decreased 66% to $0.10
•	Adjusted earnings per share from continuing operations decreased 44% to $0.20
•	Social gaming revenues increased 27% to $69 million and average bookings per daily active user grew 16% to $0.43
•	Returned $27 million to shareholders in the form of dividends

(LAS VEGAS – April 22, 2014) – International Game Technology (NYSE: IGT) today reported operating results for the second quarter ended March 31, 2014.

    "During the quarter, we took decisive action to reduce IGT's cost structure and position the company for long-term earnings growth," said Patti Hart, CEO of IGT. "Looking forward, we are confident that we will be able to leverage our leaner cost structure, substantial R&D investments and premium brands to drive shareholder value."

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Consolidated Results

	Second Quarters			Six Months
Periods Ended March 31,	2014	2013	% Change	2014	2013	% Change
(In millions, except per share amounts)
GAAP Measures
Revenue	$512.8	$600.0	-15%	$1,054.0	$1,130.2	-7%
Operating income	72.1	129.3	-44%	175.7	247.7	-29%
Net income	25.7	78.2	-67%	105.0	143.5	-27%
Earnings per share	$0.10	$0.29	-66%	$0.42	$0.54	-22%
Net operating cash flows				$(65.2)	$182.5	-136%

Non-GAAP Measures
Adjusted operating income	$107.5	$163.5	-34%	$231.2	$301.0	-23%
Adjusted net income	49.4	95.1	-48%	112.4	171.5	-34%
Adjusted earnings per share	$0.20	$0.36	-44%	$0.45	$0.64	-30%
Free cash flow (before dividends)				$(111.4)	$126.1	-188%

Adjusted operating income, adjusted net income, adjusted earnings per share and free cash flow are non-GAAP financial measures. Reconciliations between GAAP and non-GAAP measures are provided at the end of this release.

•	Revenues decreased 15% to $513 million primarily due to declines in machine sales and gaming operations.
•	Adjusted earnings decreased 44% to $0.20 per share.
•
Non-GAAP adjusted financial measures for the second quarter ended March 31, 2014 excluded acquisition-related charges for DoubleDown, an impairment to certain receivables in Alabama, business realignment, and legal accruals.

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Gaming Operations

	Second Quarters			Six Months
Periods Ended March 31,	2014	2013	% Change	2014	2013	% Change
(In millions, unless otherwise noted)
Revenue	$230.4	$254.3	-9%	$453.4	$496.9	-9%
Gross profit	140.4	156.7	-10%	276.6	309.8	-11%
Gross margin	61%	62%	-1%	61%	62%	-2%
Installed base ('000)	53.4	56.7	-6%	53.4	56.7	-6%
Yield (average revenue per unit per day - $0.00)	$47.00	$49.26	-5%	$46.11	$47.99	-4%

•	Revenues decreased 9% to $230 million in the second quarter primarily due to lower MegaJackpots® revenue.
•	Gross margins are consistent with prior-year results.
•	Installed base decreased 6% driven by a decline in North America MegaJackpots® and International lease operations units.
•
Average revenue per unit per day in the second quarter was $47.00, down 5% over the prior year quarter, primarily due to lower MegaJackpots® performance, but up 4% sequentially due to seasonal gaming trends.

Product Sales

	Second Quarters			Six Months
Periods Ended March 31,	2014	2013	% Change	2014	2013	% Change
(In millions, unless otherwise noted)
Revenue	$202.6	$279.0	-27%	$446.2	$513.7	-13%
Gross profit	104.0	144.0	-28%	230.9	269.5	-14%
Gross margin	51%	52%	-1%	52%	52%	0%
Machine units recognized ('000)	7.9	14.3	-45%	20.7	25.0	-17%
Machine average sales price ('000)	$14.7	$14.1	4%	$13.7	$14.4	-5%

•
Revenues decreased 27% to $203 million in the second quarter, primarily due to lower machine unit volume, with the most significant decrease in North America replacement units, as the prior-year quarter benefited from 3,500 Canadian replacement units.

•	Gross margins are consistent with prior-year results.
•	Average machine sales price increased 4% to $14,700 in the second quarter due to higher mix of higher-priced units.

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Interactive
	Second Quarters			Six Months
Periods Ended March 31,	2014	2013	% Change	2014	2013	% Change
(In millions, unless otherwise noted)
Revenue	$79.8	$66.7	20%	$154.4	$119.6	29%
Social gaming	68.8	54.3	27%	133.6	95.6	40%
IGTi	11.0	12.4	-11%	20.8	24.0	-13%

Gross Margin	61%	61%	0%	62%	60%	3%
Social gaming	62%	61%	2%	62%	61%	2%
IGTi	54%	59%	-8%	59%	55%	7%

DoubleDown average user statistics*
DAU (Daily active users) ('000)	1,775	1,690	5%	1,745	1,575	11%
MAU (Monthly active users) ('000)	6,218	6,276	-1%	6,208	5,596	11%
Bookings per DAU ($0.00)	$0.43	$0.37	16%	$0.42	$0.34	24%
*as a single application with multiple games, active users equal unique users

•
Social gaming revenues increased 27% to $69 million in the second quarter compared to the prior year quarter and increased 6% sequentially, driven by an increase in both average DAU and bookings per DAU.

•	Average DAU were 1.8 million, an increase of 5% over the prior year quarter.
•	Average bookings per DAU were $0.43, an increase of 16% over the same quarter last year.

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Operating Expenses
	Second Quarters			Six Months
Periods Ended March 31,	2014	2013	% Change	2014	2013	% Change
(In millions, unless otherwise noted)
Operating Expenses
Selling, general & administrative	$124.1	$110.7	12%	$242.1	$210.9	15%
Research & development	58.5	58.1	1%	118.8	112.5	6%
Depreciation & amortization	16.6	19.7	-16%	33.2	38.7	-14%
Contingent acquisition-related costs	3.7	21.9	-83%	15.0	39.3	-62%
Impairment and restructuring	17.8	1.6	*	17.8	1.6	*
Total operating expenses	$220.7	$212.0	4%	$426.9	$403.0	6%

Adjusted Operating Expenses
Total	$188.0	$180.1	4%	$377.4	$349.3	8%

Adjusted operating expenses is a non-GAAP financial measure. Reconciliations between GAAP and non-GAAP measures are provided at the end of this release.

•
The increase in second quarter total operating expenses was primarily attributable to a legal accrual of $8 million, as lower acquisition-related costs were nearly offset by an increase in impairment and restructuring resulting from our business realignment announced in March 2014.

•
Selling, general and administrative expenses also increased $5 million related to player marketing expenses in correlation with social gaming revenue growth and $3.2 million for bad debt provisions in the international business.

•	Adjusted operating expenses were 37% of revenues for the second quarter compared to 30% of revenues in the prior year quarter.

Balance Sheet and Capital Deployment

	March 31,	September 30,
	2014	2013	% Change
(In millions, unless otherwise noted)
Cash and equivalents (including restricted amounts)	$432.3	$809.1	-47%
Working capital	(27.2)	267.5	-110%
Contractual debt obligations	2,150.0	2,150.0	0%

•
During the quarter, the company invested $185 million to extend land-based licensing rights for Wheel of Fortune and Jeopardy through 2024, as well as expand rights to include social gaming and online real-money wagering in the U.S.

•	The company returned $27 million to its shareholders through dividends during the quarter.

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Other
References to per share amounts in this release are based on weighted average diluted shares of common stock outstanding, unless otherwise specified.

Outlook
The company is reiterating its fiscal year 2014 revised guidance for adjusted earnings from continuing operations of $1.00 to $1.10 per share.
GAAP earnings per share from continuing operations for fiscal year 2014 will include acquisition-related expenses, primarily related to DoubleDown, severance costs, business realignment expenses, asset impairment charges, legal accrual charges, and certain discrete tax items or benefits, the amount of which is not determinable at this time.  The company may also recognize other items that are not currently determinable, but may be significant. For this reason, the company is unable to provide estimates for full-year GAAP earnings per share from continuing operations at this time.

Earnings Conference Call
As previously announced on April 8, 2014, IGT will host a conference call to discuss its second quarter fiscal year 2014 earnings results on Tuesday, April 22, 2014, at 2:00 p.m. PDT. The access numbers are as follows:
Domestic callers dial +1 877-891-6979, passcode IGT
International callers dial +1 773-756-4700, passcode IGT
The conference call will also be broadcast live over the Internet. A link to the webcast is available at the IGT website: http://www.IGT.com/investors.  The call will be archived through Tuesday, May 6, 2014 at http://www.IGT.com/investors, for those interested parties that are unable to participate during the live webcast.
A taped replay of the conference call will be available after the conference call. This replay will run through Tuesday, May 6, 2014.  The access numbers are as follows:
Domestic callers dial +1 866-566-0708
International callers dial +1 203-369-3622

Q2 FY 2014 Excel file

Q2 FY 2014 PDF of this press release

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties.  These statements include our expected future financial and operational performance (including our guidance for fiscal year 2014) and our strategic and operational plans.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from the results predicted, and reported results should not be considered an indication of future performance.  Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: general economic conditions and changes in economic conditions affecting the gaming industry; new or changing laws or regulations or new interpretations of existing laws or regulations affecting our business; difficulties or delays in obtaining or maintaining necessary licenses or approvals; slow growth in the number of new gaming jurisdictions or new casinos or the rate of replacement of existing gaming machines; changes in operator or player preferences for our products; our ability to compete in the gaming industry with new or existing competitors; our ability to develop and introduce new products and their acceptance by our customers; risks related to our international operations; our ability to protect our intellectual property; adverse results of litigation, including intellectual property infringement claims; our ability to leverage reduction initiatives; risks related to business combinations, investments in intellectual property and the integration of acquisitions; and future developments or changes affecting online gaming or social casino-style gaming, which is a new and evolving industry.  A further list and description of these and other risks, uncertainties and other matters can be found in our annual report and other reports filed with the Securities and Exchange Commission, including under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for fiscal 2013 filed with the SEC on November 26, 2013 and our Quarterly Report on Form 10-Q for our quarter ended December 31, 2013 filed with the SEC on February 5, 2014 and available on the SEC website at www.sec.gov and on the investor relations section of our website at www.IGT.com/investors.  Additional information will also be set forth in our Quarterly Report on Form 10-Q for our second quarter ended March 31, 2014, which we expect to file with the SEC in the second quarter of calendar 2014.  All information provided in this release is as of April 22, 2014, and IGT does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances.

IGT Resources:
•            Like us on Facebook
•            Play DoubleDown Casino Games
•            Like DoubleDown Casino on Facebook
•            Follow us on Twitter
•            View IGT's YouTube Channel
•            Check out our other Games and Gaming Systems

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

About IGT
International Game Technology (NYSE: IGT) is a global leader in casino gaming entertainment and continues to transform the industry by translating casino player experiences to social, mobile and interactive environments for markets around the world. IGT's acquisition of DoubleDown Interactive provides engaging social casino style entertainment to more than 6 million players monthly. More information about IGT is available at IGT.com or connect with IGT at @IGTNews or facebook.com/IGT. Anyone can play at the DoubleDown Casino by visiting http://apps.facebook.com/doubledowncasino or doubledowncasino.com

IGT Contacts:

Kate Pearlman
Vice President, Investor Relations and Treasury

+1 866-296-4232
InvestorRelations@IGT.com

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

CONSOLIDATED STATEMENTS OF INCOME (Unaudited and Condensed)
	Second Quarters		Six Months
Periods Ended March 31,	2014	2013	2014	2013
(In millions, except per share amounts)
Revenues
Gaming operations	$230.4	$254.3	$453.4	$496.9
Product sales	202.6	279.0	446.2	513.7
Interactive	79.8	66.7	154.4	119.6
Total revenues	512.8	600.0	1,054.0	1,130.2
Costs and operating expenses
Cost of gaming operations	90.0	97.6	176.8	187.1
Cost of product sales	98.6	135.0	215.3	244.2
Cost of interactive	31.4	26.1	59.3	48.2
Selling, general and administrative	124.1	110.7	242.1	210.9
Research and development	58.5	58.1	118.8	112.5
Depreciation and amortization	16.6	19.7	33.2	38.7
Contingent acquisition-related costs	3.7	21.9	15.0	39.3
Impairment and restructuring	17.8	1.6	17.8	1.6
Total costs and operating expenses	440.7	470.7	878.3	882.5
Operating income	72.1	129.3	175.7	247.7
Other income (expense)
Interest income	10.7	11.1	20.9	22.4
Interest expense	(36.9)	(30.3)	(73.3)	(62.0)
Other	(3.4)	(2.5)	(5.3)	(2.7)
Total other income (expense)	(29.6)	(21.7)	(57.7)	(42.3)
Income before tax	42.5	107.6	118.0	205.4
Income tax provision	16.8	29.4	13.0	61.9
Net income	$25.7	$78.2	$105.0	$143.5
Basic earnings per share	$0.10	$0.30	$0.42	$0.54
Diluted earnings per share	$0.10	$0.29	$0.42	$0.54
Weighted average shares outstanding
Basic	247.7	263.6	250.2	264.7
Diluted	248.6	265.6	251.9	266.7

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

CONSOLIDATED BALANCE SHEET (Unaudited and Condensed)
	March 31,	September 30,
	2014	2013
(In millions)
Assets
Current assets
Cash and equivalents	$355.8	$713.3
Investment securities	15.0	28.8
Restricted cash and investments	61.5	67.0
Jackpot annuity investments	55.0	56.5
Receivables, net	551.5	577.9
Inventories	76.0	90.1
Other assets and deferred costs	284.4	242.4
Total current assets	1,399.2	1,776.0
Property, plant and equipment, net	443.9	483.9
Jackpot annuity investments	253.3	268.6
Contracts and notes receivable, net	143.6	165.6
Goodwill and other intangibles, net	1,577.8	1,601.7
Other assets and deferred costs	483.7	317.0
Total Assets	$4,301.5	$4,612.8
Liabilities and Shareholders' Equity
Current liabilities
Short-term debt	$846.4	$826.6
Accounts payable	92.9	110.0
Jackpot liabilities, current portion	121.9	131.7
Dividends payable	27.2	25.9
Other accrued liabilities	338.0	414.3
Total current liabilities	1,426.4	1,508.5
Long-term debt	1,357.1	1,366.3
Jackpot liabilities	278.5	293.3
Other liabilities	124.9	190.6
Total Liabilities	3,186.9	3,358.7
Total Equity	1,114.6	1,254.1
Total Liabilities and Shareholders' Equity	$4,301.5	$4,612.8

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

CONSOLIDATED STATEMENTS OF CASH FLOW (Unaudited and Condensed)
Six Months Ended March 31,	2014	2013
(In millions)
Operating
Net income	$105.0	$143.5
Adjustments:
Depreciation and amortization	99.4	117.8
Acquisition-related contingent earn-out costs	6.6	16.2
Other non-cash items	64.8	54.7
Changes in operating assets and liabilities, excluding acquisitions:
Receivables	15.5	(21.1)
Inventories	13.4	9.4
Accounts payable and accrued liabilities	(50.2)	(78.0)
Jackpot liabilities	(32.9)	(40.7)
Income taxes, net of employee stock plans	(50.4)	(21.9)
Other assets	(236.4)	2.6
Net operating cash flows	(65.2)	182.5
Investing
Capital expenditures	(46.2)	(56.4)
Investment securities, net	13.9	-
Jackpot annuity investments, net	25.0	27.1
Changes in restricted cash	5.6	5.8
Loans receivable payments received	14.9	15.1
Proceeds from assets sold	7.8	8.3
Net investing cash flows	21.0	(0.1)
Financing
Debt-related proceeds (payments), net	(0.6)	(20.0)
Employee stock plan proceeds	12.0	8.3
Share repurchases, including net shares	(211.3)	(75.1)
Dividends paid	(53.4)	(34.7)
Acquisition-related contingent consideration	(56.1)	(27.9)
Net financing cash flows	(309.4)	(149.4)
Foreign exchange rates effect on cash and equivalents	(3.9)	(2.8)
Net change in cash and equivalents	(357.5)	30.2
Beginning cash and equivalents	713.3	206.3
Ending cash and equivalents	$355.8	$236.5

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

SUPPLEMENTAL DATA (Unaudited)

Revenue Metrics
	Second Quarters		Six Months
Periods Ended March 31,	2014	2013	2014	2013
In millions, unless otherwise noted
Gaming Operations
Revenues	$230.4	$254.3	$453.4	$496.9
North America	200.1	220.3	391.7	428.8
International	30.3	34.0	61.7	68.1
Gross margin	61%	62%	61%	62%
North America	58%	60%	59%	61%
International	78%	69%	75%	69%
Installed base (units '000)	53.4	56.7	53.4	56.7
North America	40.4	42.6	40.4	42.6
International	13.0	14.1	13.0	14.1
Yield (average revenue per unit per day - $0.00)	$47.00	$49.26	$46.11	$47.99
Product Sales
Revenues	$202.6	$279.0	$446.2	$513.7
North America	143.8	200.6	313.8	359.5
International	58.8	78.4	132.4	154.2
Machines	$116.0	$202.4	$282.9	$359.8
North America	79.1	148.7	197.2	250.5
International	36.9	53.7	85.7	109.3
Non-machine	$86.6	$76.6	$163.3	$153.9
North America	64.7	51.9	116.6	109.0
International	21.9	24.7	46.7	44.9
Gross margin	51%	52%	52%	52%
North America	56%	53%	54%	54%
International	40%	49%	46%	48%
Machine units recognized ('000)	7.9	14.3	20.7	25.0
North America	5.7	11.1	15.3	18.3
International	2.2	3.2	5.4	6.7
Machine units shipped ('000) [includes units where revenues deferred]	7.6	14.3	20.6	23.7
North America	5.5	11.1	15.3	18.0
New	2.1	2.7	5.8	4.4
Replacement	3.4	8.4	9.5	13.6
International	2.1	3.2	5.3	5.7
New	0.6	1.0	1.2	1.9
Replacement	1.5	2.2	4.1	3.8
Machine ASP ('000)	$14.7	$14.1	$13.7	$14.4
North America	13.9	13.4	12.9	13.7
International	16.6	16.6	15.9	16.3
Interactive
Revenues	$79.8	$66.7	$154.4	$119.6
North America	70.3	54.8	136.1	96.7
International	9.5	11.9	18.3	22.9
Social Gaming	68.8	54.3	133.6	95.6
North America	68.8	54.3	133.6	95.6
International	-	-	-	-
IGTi	11.0	12.4	20.8	24.0
North America	1.5	0.5	2.5	1.1
International	9.5	11.9	18.3	22.9
Gross margin	61%	61%	62%	60%
North America	62%	61%	62%	61%
International	51%	58%	58%	54%
DoubleDown average user statistics*
DAU (Daily active users) ('000)	1,775	1,690	1,745	1,575
MAU (Monthly active users) ('000)	6,218	6,276	6,208	5,596
Bookings per DAU ($0.00)	$0.43	$0.37	$0.42	$0.34
*as a single application with multiple games, active users equal unique users

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Reconciliations of GAAP to Non-GAAP Adjusted Financial Measures
(in millions, except EPS)

	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

Second Quarter Ended March 31, 2014
GAAP measures	$31.4	$220.7	$72.1	$25.7	$0.10
% of revenue		43%	14%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	(3.7)	3.7	2.5	0.01
Amortization of intangibles	(2.7)	(3.4)	6.1	4.1	0.02
Business realignment	-	(16.5)	16.5	11.0	0.05
Alabama note impairment	-	(1.3)	1.3	0.9	-
Legal accrual	-	(7.8)	7.8	5.2	0.02
Total non-GAAP adjustments	(2.7)	(32.7)	35.4	23.7	0.10

Adjusted measures	$28.7	$188.0	$107.5	$49.4	$0.20
% of revenue		37%	21%
	(a) Adjustments tax effected at 33%; (b) Primarily DoubleDown

	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS
Second Quarter Ended March 31, 2013
GAAP measures	$26.1	$212.0	$129.3	$78.2	$0.29
% of revenue		35%	22%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	(21.9)	21.9	14.6	0.06
Amortization of intangibles	(2.3)	(4.5)	6.8	4.5	0.02
Proxy Fees	-	(3.9)	3.9	2.6	0.01
Alabama note Impairment	-	(1.6)	1.6	1.1	-
Certain discrete tax items (benefits)	-	-	-	(5.9)	(0.02)
Total non-GAAP adjustments	(2.3)	(31.9)	34.2	16.9	0.07

Adjusted measures	$23.8	$180.1	$163.5	$95.1	$0.36
% of revenue		30%	27%
	(a) Adjustments tax effected at 34%; (b) Primarily DoubleDown

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

	Product Sales Revenue	Cost of Gaming Operations	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

Six Months Ended March 31, 2014
GAAP measures	$446.2	$176.8	$59.3	$426.9	$175.7	$105.0	$0.42
% of revenue				41%	17%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	-	(15.0)	15.0	10.0	0.04
Amortization of intangibles	-	-	(5.4)	(6.8)	12.2	8.1	0.03
Business realignment	-	-	-	(16.5)	16.5	11.0	0.05
Alabama note impairment	-	-	-	(1.3)	1.3	0.9	-
Legal accrual	-	-	-	(7.8)	7.8	5.2	0.02
Severance	-	(0.6)	-	(2.1)	2.7	1.8	0.01
Certain discrete tax items (benefits)	-	-	-	-	-	(29.6)	(0.12)
Total non-GAAP adjustments	-	(0.6)	(5.4)	(49.5)	55.5	7.4	0.03

Adjusted measures	$446.2	$176.2	$53.9	$377.4	$231.2	$112.4	$0.45
% of revenue				36%	22%
	(a) Adjustments tax effected at 33%; (b) Primarily DoubleDown

	Product Sales Revenue	Cost of Gaming Operations	Cost of Interactive	Operating Expenses	Operating Income	Net Earnings (a)	Diluted EPS

Six Months Ended March 31, 2013
GAAP measures	$513.7	$187.1	$48.2	$403.0	$247.7	$143.5	$0.54
% of revenue				36%	22%
Acquisition-related charges: (b)
Contingent retention & earn-out	-	-	-	(39.3)	39.3	26.2	0.10
Amortization of intangibles	-	-	(4.6)	(8.9)	13.5	9.0	0.03
Proxy Fees	-	-	-	(3.9)	3.9	2.6	0.01
Alabama note impairment	-	-	-	(1.6)	1.6	1.1	-
Royalty settlement	(5.0)	-	-	-	(5.0)	(5.0)	(0.02)
Certain discrete tax items (benefits)	-	-	-	-	-	(5.9)	(0.02)
Total non-GAAP adjustments	(5.0)	-	(4.6)	(53.7)	53.3	28.0	0.10

Adjusted measures	$508.7	$187.1	$43.6	$349.3	$301.0	$171.5	$0.64
% of revenue				31%	27%
	(a) Adjustments tax effected at 34%, except no tax effect on royalty settlement; (b) Primarily DoubleDown

News Release
International Game Technology Reports 2014 Second Quarter Fiscal Year Results

Adjusted EBITDA For The Periods Ended March 31,
	Second Quarters		Six Months
	2014	2013	2014	2013

GAAP Net income	$25.7	$78.2	$105.0	$143.5
Other (income) expense, net	29.6	21.7	57.7	42.3
Income tax provision	16.8	29.4	13.0	61.9
Depreciation and amortization	48.1	60.1	99.4	117.8
Other charges:
Share-based compensation	7.6	9.9	16.5	18.6
Contingent acquisition-related costs	3.7	21.9	15.0	39.3
Impairment	17.8	1.6	17.8	1.6
Adjusted EBITDA	$149.3	$222.8	$324.4	$425.0

Free Cash Flow For The Six Months Ended March 31,
	2014	2013

GAAP net operating cash flows	$(65.2)	$182.5
Investment in property, plant and equipment	(11.8)	(8.1)
Investment in gaming operations equipment	(31.6)	(48.1)
Investment in intellectual property	(2.8)	(0.2)
Free Cash Flow (before dividends)	(111.4)	126.1
Dividends paid	(53.4)	(34.7)
Free Cash Flow (after dividends)	$(164.8)	$91.4

We believe that certain non-GAAP financial measures, when presented in conjunction with comparable GAAP (Generally Accepted Accounting Principles) measures, are useful because that information is an appropriate measure for evaluating our operating performance. Non-GAAP information is used to evaluate business performance and management's effectiveness. These measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures may not be calculated in the same manner by all companies and therefore may not be comparable.

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